SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  02549



                             FORM 8-K

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 23, 1997


                   AMBASSADOR APARTMENTS, INC.
      (Exact name of registrant as specified in its charter)


   Maryland                    1-14132             36-3948161
   (State or other         (Commission File       (IRS Employer
    jurisdiction            Number)                Identification No.)
    of incorporation)



   77 West Wacker Drive, Suite 4040, Chicago, Illinois       60601
   (Address of principal executive offices)                (Zip Code)


   (312) 917-1600
   (Registrant's Telephone Number)





   Item 5.  Other Events
            ------------

        On December 23, 1997, Ambassador Apartments, Inc. (the "Company") and Apartment Investment and Management Company (the "Purchaser"), entered into an Agreement and Plan of Merger dated as of December 23, 1997 (the "Merger Agreement") providing for the merger of the Company with and into the Purchaser. On the same day, the Company issued a press release with respect to the Merger Agreement and the transactions contemplated thereby.

        The Merger Agreement and press release are attached as Exhibits 1 and 2 hereto, respectively and are incorporated herein by reference.


   Item 7.  Exhibits
            --------

   1.        Agreement and Plan of Merger dated as of December
             23, 1997 between Ambassador Apartments, Inc. and
             Apartment Investment and Management Company.

   2.        Press release issued by Ambassador Apartments,
             Inc. on December 23, 1997.





                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
   Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMBASSADOR APARTMENTS, INC.
                                   Registrant


   Dated:  December 24, 1997       /s/ Thomas J. Coorsh
                                   -------------------------
                                   Thomas J. Coorsh
                                   Senior Vice President and
                                   Chief Financial Officer